Exhibit 10.1
HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

           Effective October 1, 2006; Amended as of September 15, 2008

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                TABLE OF CONTENTS

                                                                                                                         Page
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
ARTICLE 1   Definitions.....................................................................................................1

ARTICLE 2   Selection, Enrollment, Eligibility..............................................................................6
     2.1     Selection by Committee.........................................................................................6
     2.2     Enrollment and Eligibility Requirements; Commencement of Participation.........................................6

ARTICLE 3   Deferral Commitments/Company Contribution Amounts/ Company Matching Amounts/ Vesting/Crediting/Taxes............7
     3.1     Minimum Deferrals..............................................................................................7
     3.2     Maximum Deferral...............................................................................................8
     3.3     Election to Defer; Effect of Election Form.....................................................................8
     3.4     Withholding and Crediting of Annual Deferral Amounts...........................................................9
     3.5     Company Contribution Amount...................................................................................10
     3.6     Company Matching Amount.......................................................................................10
     3.7     Crediting of Amounts after Benefit Distribution...............................................................10
     3.8     Vesting.......................................................................................................10
     3.9     Crediting/Debiting of Account Balances........................................................................12
     3.10    FICA and Other Taxes..........................................................................................14

ARTICLE 4   Scheduled Distribution; Unforeseeable Emergencies..............................................................15
     4.1     Scheduled Distribution........................................................................................15
     4.2     Postponing Scheduled Distributions............................................................................15
     4.3     Other Benefits Take Precedence Over Scheduled Distributions...................................................15
     4.4     Unforeseeable Emergencies.....................................................................................16

ARTICLE 5   Change in Control Benefit......................................................................................16
     5.1     Change in Control Benefit.....................................................................................16
     5.2     Payment of Change in Control Benefit..........................................................................17

ARTICLE 6   Retirement Benefit.............................................................................................17
     6.1     Retirement Benefit............................................................................................17
     6.2     Payment of Retirement Benefit.................................................................................17

ARTICLE 7   Termination Benefit............................................................................................18
     7.1     Termination Benefit...........................................................................................18
     7.2     Payment of Termination Benefit................................................................................18

ARTICLE 8   Disability Benefit.............................................................................................18
     8.1     Disability Benefit............................................................................................18
     8.2     Payment of Disability Benefit.................................................................................18

ARTICLE 9   Death Benefit..................................................................................................18

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

     9.1     Death Benefit.................................................................................................18
     9.2     Payment of Death Benefit......................................................................................18

ARTICLE 10  Beneficiary Designation........................................................................................19
     10.1    Beneficiary...................................................................................................19
     10.2    Beneficiary Designation; Change; Spousal Consent..............................................................19
     10.3    Acknowledgment................................................................................................19
     10.4    No Beneficiary Designation....................................................................................19
     10.5    Doubt as to Beneficiary.......................................................................................19
     10.6    Discharge of Obligations......................................................................................19

ARTICLE 11  Leave of Absence...............................................................................................20
     11.1    Paid Leave of Absence.........................................................................................20
     11.2    Unpaid Leave of Absence.......................................................................................20
     11.3    Leaves Resulting in Separation from Service...................................................................20

ARTICLE 12  Termination of Plan, Amendment or Modification.................................................................20
     12.1    Termination of Plan...........................................................................................20
     12.2    Amendment.....................................................................................................21
     12.3    Plan Agreement................................................................................................21
     12.4    Effect of Payment.............................................................................................21

ARTICLE 13  Administration.................................................................................................22
     13.1    Committee Duties..............................................................................................22
     13.2    Administration Upon Change In Control.........................................................................22
     13.3    Agents........................................................................................................22
     13.4    Binding Effect of Decisions...................................................................................22
     13.5    Indemnity of Committee........................................................................................22
     13.6    Employer Information..........................................................................................22
     13.7    Receipts and Release..........................................................................................22

ARTICLE 14  Other Benefits and Agreements..................................................................................23
     14.1    Coordination with Other Benefits..............................................................................23

ARTICLE 15  Claims Procedures..............................................................................................23
     15.1    Presentation of Claim.........................................................................................23
     15.2    Notification of Decision......................................................................................23
     15.3    Review of a Denied Claim......................................................................................24
     15.4    Decision on Review............................................................................................24
     15.5    Legal Action..................................................................................................25

ARTICLE 16  Trust..........................................................................................................25
     16.1    Establishment of the Trust....................................................................................25
     16.2    Interrelationship of the Plan and the Trust...................................................................25
     16.3    Distributions From the Trust..................................................................................25

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

ARTICLE 17  Miscellaneous..................................................................................................25
     17.1    Status of Plan................................................................................................25
     17.2    Unsecured General Creditor....................................................................................25
     17.3    Employer's Liability..........................................................................................25
     17.4    Nonassignability..............................................................................................26
     17.5    Not a Contract of Employment..................................................................................26
     17.6    Furnishing Information........................................................................................26
     17.7    Terms.........................................................................................................26
     17.8    Captions......................................................................................................26
     17.9    Governing Law.................................................................................................26
     17.10   Notice........................................................................................................26
     17.11   Successors....................................................................................................27
     17.12   Spouse's Interest.............................................................................................27
     17.13   Validity......................................................................................................27
     17.14   Incompetent...................................................................................................27
     17.15   Court Order...................................................................................................27
     17.16   Distribution in the Event of Income Inclusion Under 409A......................................................28
     17.17   Deduction Limitation on Benefit Payments......................................................................28
     17.18   Insurance.....................................................................................................28

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                     Purpose
                                     -------

          The purpose of this Plan is to provide specified benefits to Directors and a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of HEICO Corporation, a Florida corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan is also intended to comply with all applicable law, including Code Section 409A and related Treasury guidance and Regulations, and shall be operated and interpreted in accordance with this intention.

                                    ARTICLE 1
                                   Definitions
                                   -----------

          For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of the Participant's Annual Accounts. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Account" shall mean, with respect to a Participant, an entry on the records of the Employer equal to the following amount: (i) the sum of the Participant's Annual Deferral Amount, Company Contribution Amount and Company Matching Amount for any one Plan Year, plus (ii) amounts credited or debited to such amounts pursuant to this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Annual Account for such Plan Year. The Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant's Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the vested portion of each Annual Account shall be calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the vested portion of each applicable Annual Account shall be calculated on every anniversary of such calculation date, as applicable. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          annual payments due to the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method as the form of Retirement Benefit for an Annual Account, the first payment shall be 1/10 of the vested balance of such Annual Account, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested balance of such Annual Account, calculated as described in this definition.

1.5 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8 "Benefit Distribution Date" shall mean a date that triggers distribution of a Participant's vested benefits. A Benefit Distribution Date for a Participant shall be determined upon the occurrence of any one of the following:

          (a) If the Participant Retires, the Benefit Distribution Date for his or her vested Account Balance shall be the last day of the six-month period immediately following the date on which the Participant Retires; provided, however, in the event the
               Participant changes the Retirement Benefit election for one or more Annual Accounts in accordance with Section 6.2(b), the Benefit Distribution Date for such Annual Account(s) shall be postponed in accordance with such section 6.2(b); or

          (b) If the Participant experiences a Termination of Employment, the Benefit Distribution Date for his or her vested Account Balance shall be the last day of the six-month period immediately following the date on which the Participant experiences a Termination of Employment; or

          (c)  If the Participant dies prior to the complete distribution of his
               or  her  vested  Account  Balance,   the  Participant's   Benefit
               Distribution Date shall be the date on which the

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               Committee is provided with proof that is satisfactory to the Committee of the Participant's death; or

          (d) If the Participant becomes Disabled, the Participant's Benefit Distribution Date shall be the date on which the Participant becomes Disabled; or

          (e) If (i) a Change in Control occurs prior to the Participant's Termination of Employment, Retirement, death or Disability, and
               (ii) the Participant has elected to receive a Change in Control Benefit, as set forth in Section 5.1 below, the Participant's Benefit Distribution Date shall be the date on which the Company experiences a Change in Control, as determined by the Committee in its sole discretion.

1.9       "Board" shall mean the board of directors of the Company.

1.10 "Bonus" shall mean any compensation, in addition to Base Salary, Commissions and LTIP Amounts, earned by a Participant for services rendered during a Plan Year, under any Employer's annual bonus and cash incentive plans.

1.11 "Change in Control" shall mean any "change in control event" as defined in accordance with Code Section 409A and related Treasury guidance and Regulations.

1.12      "Change  in  Control  Benefit"  shall  have the  meaning  set forth in
          Article 5.

1.13      "Claimant" shall have the meaning set forth in Section 15.1.

1.14 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.15 "Commissions" shall mean the cash commissions earned by a Participant from any Employer for services rendered during a Plan Year, excluding Bonus, LTIP Amounts or other additional incentives or awards earned by the Participant.

1.16      "Committee" shall mean the committee described in Article 13.

1.17 "Company" shall mean HEICO Corporation, a Florida corporation, and any successor to all or substantially all of the Company's assets or business.

1.18 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.19 "Company Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.20      "Death Benefit" shall mean the benefit set forth in Article 9.

1.21 "Director" shall mean any member of the board of directors of any Employer.

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

1.22      "Director  Fees" shall mean the annual fees earned by a Director  from
          any  Employer,   including   retainer  fees  and  meetings   fees,  as
          compensation for serving on the board of directors.

1.23 "Disability" or "Disabled" shall mean that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Participant's Employer. For purposes of this Plan, a Participant shall be deemed Disabled if determined to be totally disabled by the Social Security Administration, or if determined to be disabled in accordance with the applicable disability insurance program of such Participant's Employer, provided that the definition of "disability" applied under such disability insurance program complies with the requirements in the preceding sentence.

1.24      "Disability Benefit" shall mean the benefit set forth in Article 8.

1.25 "Election Form" shall mean the form, which may be in electronic format, established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.26      "Employee" shall mean a person who is an employee of any Employer.

1.27 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.28 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.29 "First Plan Year" shall mean the period beginning October 1, 2006 and ending October 31, 2006.

1.30 "401(k) Plan" shall mean, with respect to an Employer, a plan qualified under Code Section 401(a) that contains a cash or deferral arrangement described in Code Section 401(k), adopted by the Employer, as it may be amended from time to time, or any successor thereto.

1.31 "LTIP Amounts" shall mean any portion of the compensation attributable to a Plan Year that is earned by a Participant as an Employee under any Employer's long-term incentive plan or any other long-term incentive arrangement designated by the Committee.

1.32 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who submits an executed Plan Agreement, Election Form and Beneficiary Designation Form, which are accepted by the Committee, and (iii) whose Plan Agreement has not terminated.

1.33 "Plan" shall mean the HEICO Corporation Executive Retention Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

1.34 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.35 "Plan Year" shall, except for the First Plan Year, mean a period beginning on November 1 of each year and continuing through October 31 of the following year.

1.36 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, separation from service with all Employers for any reason other than death or Disability, as determined in accordance with Code
          Section 409A and related Treasury guidance and Regulations, on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with ten (10) Years of Service; and shall mean with respect to a Director who is not an Employee, separation from service as a Director with all Employers. Except as otherwise required to comply with Code Section 409A, if a Participant is both an Employee and a Director, Retirement shall occur when he or she Retires as an Employee (whether or not the Participant also terminates service as a Director).

1.37      "Retirement Benefit" shall mean the benefit set forth in Article 6.

1.38      "Scheduled  Distribution"  shall  mean the  distribution  set forth in
          Section 4.1.

1.39 "Stock" shall mean HEICO Corporation common stock, $.01 par value, or any other equity securities designated by the Committee.

1.40 "Terminate the Plan", "Termination of the Plan" shall mean a determination by an Employer's board of directors that (i) all of its Participants shall no longer be eligible to participate in the Plan,
          (ii) no new deferral elections for such Participants shall be permitted, and (iii) such Participants shall no longer be eligible to receive company contributions under this Plan.

1.41      "Termination Benefit" shall mean the  benefit set forth in  Article 7.

1.42 "Termination of Employment" shall mean the separation from service with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability or death, as determined in accordance with Code Section 409A and related Treasury guidance and Regulations. Except as otherwise required to comply with Code Section 409A, if a Participant is both an Employee and a Director, a Termination of Employment shall occur upon the termination of service as an Employee (whether or not the Participant also terminates service as a Director).

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

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

1.43 "Trust" shall mean one or more trusts established by the Company in accordance with Article 16.

1.44 "Unforeseeable Emergency" shall mean a severe financial hardship of the Participant or his or her Beneficiary resulting from (i) an illness or accident of the Participant or Beneficiary, the Participant's or Beneficiary's spouse, or the Participant's or Beneficiary's dependent (as defined in Code Section 152(a)), (ii) a loss of the Participant's or Beneficiary's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or the Participant's Beneficiary, all as determined in the sole discretion of the Committee.

1.45 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                        Selection, Enrollment, Eligibility
                        ----------------------------------

2.1 Selection by Committee. Participation in the Plan shall be limited to Directors and, as determined by the Committee in its sole discretion, a select group of management or highly compensated Employees. From that group, the Committee shall select, in its sole discretion, those individuals who may actually participate in this Plan.

2.2      Enrollment and Eligibility Requirements; Commencement of Participation.
         ----------------------------------------------------------------------

         (a) As a condition to participation, each Director or selected Employee who is eligible to participate in the Plan effective as of the first day of a Plan Year shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, prior to the first day of such Plan Year, or such other earlier deadline as may be established by the Committee in its sole discretion. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary. With respect to the First Plan Year, each Director or selected Employee must complete these requirements within thirty
               (30) days of the date on which such Director or Employee becomes eligible to participate in the Plan. Except as provided in
               Section 2.2(b) below, with respect to any Plan Year after the First Plan Year, each Director or selected Employee must complete these requirements prior to the first day of such Plan Year, or such other earlier deadline as may be established by the Committee in its sole discretion.

         (b) A Director or selected Employee who first becomes eligible to participate in this Plan after the first day of a Plan Year must complete, execute and return to the Committee a Plan Agreement, an Election Form, and a Beneficiary Designation Form within thirty (30) days after he or she first becomes eligible to participate in the Plan, or within such other earlier deadline as may be established by the Committee, in its sole discretion, in

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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               order to participate for that Plan Year. In such event, such person's participation in this Plan shall not commence earlier than the date determined by the Committee pursuant to Section 2.2(c) and such person shall not be permitted to defer under this Plan any portion of his or her Base Salary, Bonus, LTIP Amounts, Commissions and/or Director Fees that are paid with respect to services performed prior to his or her participation commencement date, except to the extent permissible under Code Section 409A and related Treasury guidance or Regulations.

          (c) Each Director or selected Employee who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Committee determines, in its sole discretion, that the Director or Employee has met all enrollment requirements set forth in this Plan and required by the Committee, including returning  all  required  documents to the  Committee  within the specified time period. Notwithstanding the foregoing, the Committee shall process such Participant's deferral election as soon as administratively practicable after such deferral election is submitted to and accepted by the Committee.

          (d) If a Director or an Employee fails to meet all requirements contained in this Section 2.2 within the period required, that Director or Employee shall not be eligible to participate in the Plan during such Plan Year.

                                    ARTICLE 3
               Deferral Commitments/Company Contribution Amounts/
               --------------------------------------------------
                Company Matching Amounts/ Vesting/Crediting/Taxes
                -------------------------------------------------

3.1       Minimum Deferrals.
          -----------------

          (a) Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees in the following minimum amounts for each deferral elected:

                    ------------------------------------------------------
                            Deferral                 Minimum Amount
                    ------------------------  ----------------------------
                     Base Salary, Bonus,
                     Commissions and/or LTIP        $5,000 aggregate
                     Amounts
                    ------------------------  ----------------------------
                     Director Fees                        $0
                    ------------------------  ----------------------------

               If the Committee determines, in its sole discretion, prior to the beginning of a Plan Year that a Participant has made an election for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero. If the Committee determines, in its sole discretion, at any time after the beginning of a Plan Year that a Participant has deferred less than the stated minimum amounts for that Plan Year, any amount credited to the Participant's applicable Annual Account as the Annual Deferral Amount for that Plan Year shall be distributed to the Participant within sixty (60) days after the last day of the Plan Year in which the Committee determination was made.

          (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year of the

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                                       -7-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               Plan itself, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2       Maximum Deferral.
          ----------------

          (a) Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees up to the following maximum percentages for each deferral elected:

                    ------------------------------------------------------
                         Deferral                   Maximum Percentage
                    ------------------------  ----------------------------
                       Base Salary                        100%
                    ------------------------  ----------------------------
                       Bonus                              100%
                    ------------------------  ----------------------------
                       Commissions                        100%
                    ------------------------  ----------------------------
                       LTIP Amounts                       100%
                    ------------------------  ----------------------------
                       Director Fees                      100%
                    ------------------------  ----------------------------

          (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year of the Plan itself, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, except to the extent permissible under Code Section 409A and related Treasury guidance or Regulations. For compensation that is earned based upon a specified performance period, the Participant's deferral election will apply to the portion of such compensation that is equal to (i) the total amount of compensation for the performance period, multiplied by (ii) a fraction, the numerator of which is the number of days remaining in the service period after the Participant's deferral election is made, and the denominator of which is the total number of days in the performance period.

3.3       Election to Defer; Effect of Election Form.
          ------------------------------------------

          (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

          (b) Subsequent Plan Years. For each succeeding Plan Year, a Participant may elect to defer Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts, and make such other elections as the Committee deems necessary or desirable under the Plan by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the December 31st preceding the Plan Year in which such compensation is earned, or before such other deadline established by the Committee in

--------------------------------------------------------------------------------

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               accordance with the requirements of Code Section 409A and related Treasury guidance or Regulations. For compensation which is earned over one or more consecutive fiscal years of an Employer that is not payable during the service period, the Committee may determine that a Participant may defer such compensation by making an election before the last day of the fiscal year preceding the first fiscal year in which the services are performed.

               Any deferral election(s) made in accordance with this Section 3.3(b) shall be irrevocable; provided, however, that if the Committee requires Participants to make a deferral election for "performance-based compensation" by the deadline(s) described above, it may, in its sole discretion, and in accordance with Code Section 409A and related Treasury guidance or Regulations, permit a Participant to subsequently change his or her deferral election for such compensation by submitting an Election Form to the Committee no later than the deadline established by the Committee pursuant to Section 3.3(c) below.

          (c) Performance-Based Compensation. Notwithstanding the foregoing, the Committee may, in its sole discretion, determine that an irrevocable deferral election pertaining to "performance-based compensation" based on services performed over a period of at least twelve (12) months, may be made by timely delivering an Election Form to the Committee, in accordance with its rules and procedures, no later than six (6) months before the end of the performance service period. "Performance-based compensation" shall be compensation, the payment or amount of which is contingent on pre-established organizational or individual performance criteria, which satisfies the requirements of Code
               Section 409A and related Treasury guidance or Regulations. In order to be eligible to make a deferral election for performance-based compensation, a Participant must perform services continuously from a date no later than the date upon which the performance criteria for such compensation are established through the date upon which the Participant makes a deferral election for such compensation. In no event shall an election to defer performance-based compensation be permitted after such compensation has become both substantially certain to be paid and readily ascertainable.

          (d) Compensation Subject to Risk of Forfeiture. With respect to compensation (i) to which a Participant has a legally binding right to payment in a subsequent year, and (ii) that is subject to a forfeiture condition requiring the Participant's continued services for a period of at least twelve (12) months from the date the Participant obtains the legally binding right, the Committee may, in its sole discretion, determine that an irrevocable deferral election for such compensation may be made by timely delivering an Election Form to the Committee in accordance with its rules and procedures, no later than the 30th day after the Participant obtains the legally binding right to the compensation, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

3.4 Withholding and Crediting of Annual Deferral Amounts. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus, Commissions, LTIP Amounts and/or Director Fees portion of the

--------------------------------------------------------------------------------

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          Annual Deferral Amount shall be withheld at the time the Bonus, Commissions, LTIP Amounts or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to the Participant's Annual Account for such Plan Year at the time such amounts would otherwise have been paid to the Participant.

3.5       Company Contribution Amount.
          ---------------------------

          (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Annual Account in accordance with employment or other agreements entered into between the Participant and the Employer, which amounts shall be part of the Participant's Company Contribution Amount for that Plan Year. Such amounts shall be credited to the Participant's Annual Account for the applicable Plan Year on the date or dates prescribed by such agreements.

          (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Annual Account under this Plan, which amount shall be part of the Participant's Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.5(b), if any, shall be credited to the Participant's Annual Account for the applicable Plan Year on a date or dates to be determined by the Committee, in its sole discretion.

3.6 Company Matching Amount. A Participant's Company Matching Amount for any Plan Year shall be equal to 50% of the first 6% of Base Salary deferred for such Plan Year, unless otherwise determined by the Committee in its sole discretion. The Participant's Company Matching Amount, if any, shall be credited to the Participant's Annual Account for the applicable Plan Year on a date or dates to be determined by the Committee, in its sole discretion.

3.7 Crediting of Amounts after Benefit Distribution. Notwithstanding any provision in this Plan to the contrary, should the complete distribution of a Participant's vested Account Balance occur prior to the date on which any portion of (i) the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, (ii) the Company Contribution Amount, or (iii) the Company Matching Amount, would otherwise be credited to the Participant's Account Balance, such amounts shall not be credited to the Participant's Account Balance, but shall be paid to the Participant in a manner determined by the Committee, in its sole discretion.

3.8       Vesting.
          -------

          (a) A Participant shall at all times be 100% vested in his or her deferrals of Base Salary, Bonus, Commissions, LTIP Amounts and Director's Fees.

--------------------------------------------------------------------------------

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          (b) A Participant shall vest in each Company Contribution Amount, plus amounts credited and debited on such amount, in accordance with the schedule below based on the number of full Plan Years following the Plan Year to which the contribution relates. However, on or prior to the date on which a Participant is awarded a Company Contribution Amount for a Plan Year, the Committee, in its sole discretion, may designate a different vesting schedule in lieu of the schedule described below that will apply to such Company Contribution Amount. Unless otherwise declared by the Committee, a new vesting schedule shall apply to each Company Contribution Amount.

               -----------------------------------------------------------------
                 Plan Years Following Year to which
                        Contribution Relates                Vested Percentage
               --------------------------------------    -----------------------
                         Less than 1 year                          0%
               --------------------------------------    -----------------------
                   1 year or more, but less than 2                25%
               --------------------------------------    -----------------------
                  2 years or more, but less than 3                50%
               --------------------------------------    -----------------------
                  3 years or more, but less than 4                75%
               --------------------------------------    -----------------------
                          4 years or more                        100%
               --------------------------------------    -----------------------

          (c) A Participant shall be vested in the portion of his or her Account Balance attributable to any Company Matching Amounts, plus amounts credited or debited on such amounts (pursuant to Section 3.9), only to the extent that the Participant would be vested in such amounts under the provisions of the 401(k) Plan, as determined by the Committee in its sole discretion.

          (d)  Notwithstanding  anything  to  the  contrary  contained  in  this
               Section 3.8, in the event of a Change in Control, or upon a Participant's Retirement, death while employed by an Employer, or Disability, any amounts that are not vested in accordance with Sections 3.8(b) or 3.8(c) above, shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

          (e) Notwithstanding subsection 3.8(d) above, the vesting schedules described in Sections 3.8(b) and 3.8(c) shall not be accelerated upon a Change in Control to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective, but only if and to the extent that not accelerating the vesting would result in the net after-tax value (taking into account any tax imposed by Code Section 4999) of any compensation that is payable by the Company to the Participant that is treated as a "parachute payment" under Code Section 280G being greater by not accelerating such vesting than the net-after tax value of that compensation would be if the vesting schedule was accelerated. In the event of such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the

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                                      -11-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               vested  percentage  hereunder is necessary to avoid the limits of
               Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

          (f) Section 3.8(e) shall not prevent the acceleration of the vesting schedules described in Sections 3.8(b) and 3.8(c) if such Participant is entitled to a "gross-up" payment, to eliminate the effect of the Code section 4999 excise tax, pursuant to his or her employment agreement or other agreement entered into between such Participant and the Employer.

3.9 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

          (a) Measurement Funds. Subject to the restrictions found in Section 3.9(d) below, a Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

          (b) Election of Measurement Funds. Subject to the restrictions found in Section 3.9(d) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.9(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.9(d) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. Notwithstanding the foregoing, the Committee, in its sole discretion, may impose limitations on the frequency with which one or more of the Measurement Funds elected in accordance with this Section 3.9(b) may be added or deleted by such Participant; furthermore, the Committee, in its sole discretion, may impose limitations on the frequency with which the Participant may change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund.

--------------------------------------------------------------------------------

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          (c)  Proportionate  Allocation.  In making any  election  described in
               Section 3.9(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated/reallocated.

          (d)  HEICO Corporation Stock Unit Fund.
               ---------------------------------

               (i) The Participant's Director Fees, if any, that would otherwise be payable in Stock and are deferred under this Plan will be automatically and irrevocably allocated to the HEICO Corporation Stock Unit Fund Measurement Fund. Participants may not select any other Measurement Fund to be used to determine the amounts to be credited or debited to the portion of their Account Balance attributable to such Director Fees. Furthermore, no other portion of the Participant's Account Balance can be either initially allocated or re-allocated to the HEICO Corporation Stock Unit Fund. Amounts allocated to the HEICO Corporation Stock Unit Fund shall only be distributable in actual shares of Stock.

               (ii) Any stock dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant's Account Balance shall be credited to the
                       Participant's Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the HEICO Corporation Stock Unit Fund until such amounts are distributed to the Participant. The number of shares credited to the
                       Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional or fractional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular stock dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the dividend, divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

               (iii) The number of shares of Stock credited to the Participant's Account Balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of Participants' rights with respect to the portion of his or her Account Balance allocated to the HEICO Corporation Stock Unit Fund in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under Section 3.9.

               (iv) For purposes of this Section 3.9(d), the fair market value of the Stock shall be determined by the Committee in its sole discretion.

--------------------------------------------------------------------------------

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          (e) Crediting or Debiting Method. The performance of each Measurement Fund (either positive or negative) will be determined on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

          (f) No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.10      FICA and Other Taxes.
          --------------------

          (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.10.

          (b) Company Matching Amounts and Company Contribution Amounts. When a Participant becomes vested in a portion of his or her Account Balance attributable to any Company Matching Amounts and/or Company Contribution Amounts, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such amounts. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Amount or Company Contribution Amount, as applicable, in order to comply with this Section 3.10.

          (c) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all Federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

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                                      -14-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                    ARTICLE 4
                Scheduled Distribution; Unforeseeable Emergencies
                -------------------------------------------------

4.1 Scheduled Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution, in the form of a lump sum payment, from the Plan with respect to all or a portion of the Annual Deferral Amount. The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, calculated as of the close of business on or around the date on which the Scheduled Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant (the "Scheduled Distribution Date"). The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the Participant's deferral election described in Section 3.3 relates, unless otherwise provided on an Election Form approved by the Committee in its sole discretion. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts that are earned in the Plan Year commencing January 1, 2007, the earliest Scheduled Distribution Date that may be designated by a Participant would be January 1, 2011, and the Scheduled Distribution would become payable during the sixty (60) day period commencing immediately after such Scheduled Distribution Date.

4.2 Postponing Scheduled Distributions. A Participant may elect to postpone a Scheduled Distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this election, the Participant must submit a new Scheduled Distribution Election Form to the Committee in accordance with the following criteria:

          (a) Such Scheduled Distribution Election Form must be submitted to and accepted by the Committee in its sole discretion at least twelve (12) months prior to the Participant's previously designated Scheduled Distribution Date;

          (b) The new Scheduled Distribution Date selected by the Participant must be the first day of a Plan Year, and must be at least five years after the previously designated Scheduled Distribution Date; and

          (c) The election of the new Scheduled Distribution Date shall have no effect until at least twelve (12) months after the date on which the election is made.

4.3 Other Benefits Take Precedence Over Scheduled Distributions. Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7, 8, or 9, any Annual Deferral Amount that is subject to a Scheduled Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article.

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                                      -15-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          Notwithstanding  the  foregoing,  the Committee  shall  interpret this
          Section 4.3 in a manner that is consistent with Code Section 409A and related Treasury guidance and Regulations.

4.4       Unforeseeable Emergencies.
          -------------------------

          (a) If the Participant experiences an Unforeseeable Emergency, the Participant may petition the Committee to receive a partial or full payout from the Plan, subject to the provisions set forth below.

          (b)  The payout,  if any, from the Plan shall not exceed the lesser of
               (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount necessary to satisfy the Unforeseeable Emergency, plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the distribution. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise,
               (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by cessation of deferrals under this Plan.

          (c) If the Committee, in its sole discretion, approves a Participant's petition for payout from the Plan, the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval, and the Participant's deferrals under the Plan shall be terminated as of the date of such approval.

          (d) In addition, a Participant's deferral elections under this Plan shall be terminated to the extent the Committee determines, in its sole discretion, that termination of such Participant's deferral elections is required pursuant to Treas. Reg. [SEC] 1.401(k)-1(d)(3) for the Participant to obtain a hardship distribution from an Employer's 401(k) Plan. If the Committee determines, in its sole discretion, that a termination of the Participant's deferrals is required in accordance with the preceding sentence, the Participant's deferrals shall be terminated as soon as administratively practicable following the date on which such determination is made, and the Participant shall not be entitled to make a new deferral election until such time as the Committee determines.

          (e) Notwithstanding the foregoing, the Committee shall interpret all provisions relating to a payout and/or termination of deferrals under this Section 4.4 in a manner that is consistent with Code
               Section 409A and related Treasury guidance and Regulations.

                                    ARTICLE 5
                            Change in Control Benefit
                            -------------------------

5.1 Change in Control Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall irrevocably elect on an Election Form whether to (i) receive a Change in Control Benefit upon the occurrence of a Change in Control, which shall be equal to

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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion, or (ii) to have his or her Account Balance remain in the Plan upon the occurrence of a Change in Control and to have his or her Account Balance remain subject to the terms and conditions of the Plan. If a Participant does not make any election with respect to the payment of the Change in Control Benefit, then such Participant's Account Balance shall remain in the Plan upon a Change in Control and shall be subject to the terms and conditions of the Plan.

5.2 Payment of Change in Control Benefit. The Change in Control Benefit, if any, shall be paid to the Participant in a lump sum no later than sixty (60) days after the Participant's Benefit Distribution Date. Notwithstanding the foregoing, the Committee shall interpret all provisions in this Plan relating to a Change in Control Benefit in a manner that is consistent with Code Section 409A and related Treasury guidance and Regulations.

                                   ARTICLE 6
                               Retirement Benefit
                               ------------------

6.1 Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

6.2      Payment of Retirement Benefit.
         -----------------------------

          (a) In connection with a Participant's election to defer an Annual Deferral Amount, the Participant shall elect the form in which his or her Annual Account for such Plan Year will be paid. The Participant may elect to receive each Annual Account in the form of a lump sum or pursuant to an Annual Installment Method of up to fifteen (15) years. If a Participant does not make any election with respect to the payment of an Annual Account, then the Participant shall be deemed to have elected to receive such Annual Account as a lump sum.

          (b) A Participant may change the form of payment for an Annual Account by submitting an Election Form to the Committee in accordance with the following criteria:

               (i) The election to modify the form of payment for such Annual Account shall have no effect until at least twelve (12) months after the date on which the election is made; and

               (ii) The first payment related to such Annual Account shall be delayed at least five (5) years from the originally scheduled Benefit Distribution Date for such Annual Account, as described in Section 1.8(a).

               For purposes of applying the requirements above, the right to receive an Annual Account in installment payments shall be treated as the entitlement to a single payment. The Committee shall interpret all provisions relating to an election described in this Section

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                                      -17-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               6.2 in a manner that is consistent with Code Section 409A and related Treasury guidance or Regulations.

               The Election Form most recently accepted by the Committee that has become effective shall govern the payout of the applicable Annual Account.

          (c) The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Benefit Distribution Date. Remaining installments, if any, shall continue in accordance with the Participant's election for each Annual Account and shall be paid no later than sixty (60) days after each anniversary of the Benefit Distribution Date.

                                   ARTICLE 7
                               Termination Benefit
                               -------------------

7.1 Termination Benefit. A Participant who experiences a Termination of Employment shall receive, as a Termination Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

7.2 Payment of Termination Benefit. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.

                                   ARTICLE 8
                               Disability Benefit
                               ------------------

8.1 Disability Benefit. Upon a Participant's Disability, the Participant shall receive a Disability Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

8.2 Payment of Disability Benefit. The Disability Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.

                                    ARTICLE 9
                                  Death Benefit
                                  -------------

9.1 Death Benefit. The Participant's Beneficiary(ies) shall receive a Death Benefit upon the Participant's death which will be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

9.2 Payment of Death Benefit. The Death Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.

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                                      -18-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                   ARTICLE 10
                             Beneficiary Designation
                             -----------------------

10.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

10.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Committee, executed by such Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

10.3      Acknowledgment.   No   designation  or  change  in  designation  of  a
          Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

10.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 10.1, 10.2 and 10.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

10.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

10.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

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                                      -19-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                   ARTICLE 11
                                Leave of Absence
                                ----------------

11.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer to take a paid leave of absence from the employment of the Employer, and such leave of absence does not constitute a separation from service, as determined by the Committee in accordance with Code Section 409A and related Treasury guidance and Regulations, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7, 8, or 9 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

11.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer to take an unpaid leave of absence from the employment of the Employer for any reason, and such leave of absence does not constitute a separation from service, as determined by the Committee in accordance with Code Section 409A and related Treasury guidance and Regulations, such Participant shall continue to be eligible for the benefits provided in Articles 4, 5, 6, 7, 8, or 9 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

11.3 Leaves Resulting in Separation from Service. In the event that a Participant's leave of absence from his or her Employer constitutes a separation from service, as determined by the Committee in accordance with Code Section 409A and related Treasury guidance and Regulations, the Participant's vested Account Balance shall be distributed to the Participant in accordance with Article 6 or 7 of this Plan, as applicable.

                                   ARTICLE 12
                 Termination of Plan, Amendment or Modification
                 ----------------------------------------------

12.1 Termination of Plan. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to Terminate the Plan. In the event of a Termination of the Plan, the Measurement Funds available to Participants following the Termination of the Plan shall be comparable in number and type to those Measurement Funds available to Participants in the Plan Year preceding the Plan Year in which the Termination of the Plan is effective. Except as otherwise provided below, following a Termination of the Plan, Participant Account
          Balances shall remain in the Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. The Termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any

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                                      -20-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          benefits under the Plan as of the date of termination. Notwithstanding the foregoing, to the extent permissible under Code Section 409A and related Treasury guidance or Regulations, during the thirty (30) days preceding or within twelve (12) months following a Change in Control, an Employer shall be permitted to (i) terminate the Plan by action of its board of directors, and (ii) distribute the vested Account Balances to Participants in a lump sum no later than twelve (12) months after the Change in Control, provided that all other substantially similar arrangements sponsored by such Employer are also terminated and all balances in such arrangements are distributed within twelve (12) months of the termination of such arrangements. Also notwithstanding the foregoing, if and to the extent permissible under Code Section 409A and related Treasury guidance or Regulations, in the event of Termination of the Plan, the Board may require that the Account Balances of all Participants and Beneficiaries (including, without limitation, any remaining benefits payable to Participants or Beneficiaries receiving distributions in installments at the time of the termination) be distributed as soon as practicable after such termination, notwithstanding any elections by Participants or
          Beneficiaries with regard to the timing or form in which their benefits are to be paid.

12.2      Amendment.
          ---------

          (a) Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, and
               (ii) no amendment or modification of this Section 12.2 or Section
               13.2 of the Plan shall be effective.

          (b) Notwithstanding any provision of the Plan to the contrary, in the event that the Company determines that any provision of the Plan may cause amounts deferred under the Plan to become immediately taxable to any Participant under Code Section 409A and related Treasury guidance or Regulations, the Company may (i) adopt such amendments to the Plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company determines necessary or appropriate to preserve the intended tax treatment of the Plan benefits provided by the Plan and/or (ii) take such other actions as the Company determines necessary or appropriate to comply with the requirements of Code
               Section 409A and related Treasury guidance or Regulations.

12.3 Plan Agreement. Despite the provisions of Sections 12.1 and 12.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

12.4 Effect of Payment. The full payment of the Participant's vested Account Balance under Articles 4, 5, 6, 7, 8, or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant's Plan Agreement shall terminate.

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                                      -21-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                   ARTICLE 13
                                 Administration
                                 --------------

13.1 Committee Duties. This Plan shall be administered by the Compensation Committee of the Board, or such other Committee as the Board may from time to time appoint. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, and (ii) decide or resolve any and all questions, including benefit entitlement determinations and interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

13.2      Administration  Upon Change In Control.  Within one hundred and twenty
          (120) days following a Change in Control, the individuals who comprised the Committee immediately prior to the Change in Control (whether or not such individuals are members of the Committee following the Change in Control) may, by written consent of the majority of such individuals, appoint an independent third party administrator (the "Administrator") to perform any or all of the Committee's duties described in Section 13.1 above, including without limitation, the power to determine any questions arising in connection with the administration or interpretation of the Plan, and the power to make benefit entitlement determinations. Upon and after the effective date of such appointment, (i) the Company must pay all reasonable administrative expenses and fees of the Administrator, and
          (ii) the Administrator may only be terminated with the written consent of the majority of Participants with an Account Balance in the Plan as of the date of such proposed termination.

13.3 Agents. In the administration of this Plan, the Committee or the Administrator, as applicable, may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel.

13.4 Binding Effect of Decisions. The decision or action of the Committee or Administrator, as applicable, with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

13.5 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

13.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the

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                                      -22-
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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

13.7 Receipts and Release. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company, the Committee, the Plan Administrator and the trustee of the Trust under the Plan, and the Committee may require such Participant or Beneficiary, as a condition precedent to such payment pursuant to the Plan, to execute a receipt and release to such effect.

                                   ARTICLE 14
                          Other Benefits and Agreements
                          -----------------------------

14.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 15
                                Claims Procedures
                                -----------------

15.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
          (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

15.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

          (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

               (iv)   an explanation of the claim review  procedure set forth in
                      Section 15.3 below; and

               (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

15.3 Review of a Denied Claim. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

          (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claim for benefits;

          (b)  may submit written comments or other documents; and/or

          (c)  may  request  a  hearing,  which  the  Committee,   in  its  sole
               discretion, may grant.

15.4 Decision on Review. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

          (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

15.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 15 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 16
                                      Trust
                                      -----

16.1 Establishment of the Trust. In order to provide assets from which to fulfill its obligations to the Participants and their Beneficiaries under the Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan, (the "Trust").

16.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

16.3 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 17
                                  Miscellaneous
                                  -------------

17.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted (i) to the extent possible in a manner consistent with the intent described in the preceding sentence, and (ii) in accordance with Code Section 409A and related Treasury guidance and Regulations.

17.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

17.3 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An

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HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

          Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

17.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

17.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

17.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

17.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

17.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

17.9 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Florida without regard to its conflicts of laws principles.

17.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

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                                      -26-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                          HEICO Corporation
                          --------------------------------
                          Attn: Chief Financial Officer
                          --------------------------------
                          300 Taft Street
                          --------------------------------
                          Hollywood, Florida 33021
                          --------------------------------

          Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

17.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

17.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

17.13 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

17.14 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

17.15 Court Order. The Committee is authorized to comply with any court order in any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant's benefits under the Plan. Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with Code Section 409A and other applicable tax law. In addition, if necessary to comply with a qualified domestic relations order, as defined in Code Section 414(p)(1)(B), pursuant to which a court has determined that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan, the Committee, in its sole discretion, shall have the right to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to such spouse or former spouse.

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                                      -27-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

17.16 Distribution in the Event of Income Inclusion Under 409A. If any portion of a Participant's Account Balance under this Plan is required to be included in income by the Participant prior to receipt due to a failure of this Plan to meet the requirement of Code Section 409A and related Treasury guidance or Regulations, the Participant may petition the Committee or Administrator, as applicable, for a distribution of that portion of his or her Account Balance that is required to be included in his or her income. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the portion of his or her Account Balance required to be included in income as a result of the failure of the Plan to meet the requirements of Code Section 409A and related Treasury guidance or Regulations, which amount shall not exceed the Participant's unpaid vested Account Balance under the Plan. If the petition is granted, such distribution shall be made within ninety
          (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the Participant's benefits to be paid under this Plan.

17.17 Deduction Limitation on Benefit Payments. If an Employer reasonably anticipates that the Employer's deduction with respect to any distribution from this Plan would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution from this Plan is deductible, the Employer may delay payment of any amount that would otherwise be distributed from this Plan. Any amounts for which distribution is delayed pursuant to this Section shall continue to be credited/debited with additional amounts in accordance with Section 3.9 above. The delayed amounts (and any amounts credited thereon) shall be distributed to the Participant (or his or her Beneficiary in the event of the Participant's death) at the earliest date the Employer reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

17.18 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

IN WITNESS WHEREOF, the Company has signed this Plan document, as amended, as of September 15, 2008.

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                                      -28-

HEICO Corporation
Leadership Compensation Plan
Plan Document
================================================================================

                                        "Company"
                                        HEICO Corporation, a Florida corporation

                                        By: /s/ Thomas S. Irwin

                                        Title: Treasurer